UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, DC 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):

October 29, 2021

Innovative International Acquisition Corp.

(Exact Name of Registrant as Specified in its Charter)

Cayman Islands	001-40964	98-1630742
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

24681 La Plaza Ste 300 Dana Point, CA	92629
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code: (805) 907-0597

Not Applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Units, each consisting of one Class A ordinary share, par value $0.0001 per share, and one-half of one Redeemable Warrant	IOACU	The Nasdaq Stock Market LLC
Class A ordinary shares, par value $0.0001 per share, included as part of the Units	IOAC	The Nasdaq Stock Market LLC
Redeemable Warrants, each exercisable for one Class A ordinary share for $11.50 per share, included as part of the Units	IOACW	The Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 8.01. Other Events.

On October 29, 2021, Innovative International Acquisition Corp., a Cayman Islands exempted company (the “Company”), consummated its initial public offering (“IPO”) of 23,000,000 units (the “Units”), which included the exercise in full of the underwriters’ option to purchase an additional 3,000,000 Units to cover over-allotments. Each Unit consists of one Class A ordinary share of the Company, par value $0.0001 per share (the “Class A Ordinary Shares”), and one-half of one redeemable warrant of the Company (“Warrant”), each whole Warrant entitling the holder thereof to purchase one Class A Ordinary Share for $11.50 per share. The Units were sold at a price of $10.00 per Unit, generating gross proceeds to the Company of $230,000,000.

Simultaneously with the closing of the IPO, the Company completed the private sale of an aggregate of 1,060,000 Class A Ordinary Shares (the “Private Placement Shares”) to Innovative International Sponsor I LLC, Cantor Fitzgerald & Co. and J.V.B. Financial Group, LLC on behalf of its division, Cohen & Company Capital Markets (the “Private Placement”) at a purchase price of $10.00 per Private Placement Share, generating gross proceeds to the Company of $10,600,000.

A total of $234,600,000 ($10.20 per Unit), comprised of $225,000,000 of the net proceeds from the IPO, including $12,100,000 of the underwriters’ deferred discount, and $9,600,000 of the proceeds of the sale of the Private Placement Shares, was placed in a U.S.-based trust account at Morgan Stanley Smith Barney LLC, maintained by American Stock Transfer & Trust Company, LLC, acting as trustee. An audited balance sheet as of October 29, 2021 reflecting receipt of the proceeds upon consummation of the IPO and the Private Placement has been issued by the Company and is included as Exhibit 99.1 to this Current Report on Form 8-K.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits

Exhibit No.	Description
99.1	Audited Balance Sheet, as of October 29, 2021

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: November 4, 2021

INNOVATIVE INTERNATIONAL ACQUISITION CORP.

By:	/s/ Mohan Ananda
Mohan Ananda
Chief Executive Officer